                                                                    Exhibit 10.9

                          LICENSE AND SUPPLY AGREEMENT

         This Agreement is entered into this fifth day of October, 2001, between Appleton Papers Inc. ("Appleton"), a Delaware corporation having its principal place of business at Appleton, Wisconsin, and Spectra Systems Corporation ("Spectra"), a Delaware corporation having its principal place of business at Providence, Rhode Island.

         WHEREAS, Spectra is the owner of certain technology pertaining to taggents and their use in connection with security and other applications in the paper technologies, and is the owner of certain United States patent applications pertaining thereto; and

         WHEREAS, Appleton desires to obtain from Spectra a license to use and market that Spectra technology (including rights arising from such patent applications filed by Spectra with respect to certain aspects of the technology).

         NOW THEREFORE, Appleton and Spectra agree as follows:

I.       DEFINITIONS

         A TAGGENT is a Spectra POLYSTAR(TM) plastic particle (excluding a fiber) [***].

         DEVELOPMENT FUNDS are monies that Appleton may from time to time pay to Spectra for the development of Readers or for the further development of Taggents or Tagged Products.

         IMPROVEMENTS shall mean any invention, improvement, modification, upgrade, or derivative work based on or arising out of the Spectra Technology, without regard to the author of the invention, improvement modification, upgrade or derivative work.

         The SPECTRA TECHNOLOGY is (i) all know how and trade secrets owned or licensed by Spectra required to use Taggents, Readers , and Tagged Products;
(ii) all know how owned or licensed by Spectra required to construct or manufacture Readers and Tagged Products (other than the manufacture of Taggents); and (iii) the license and right to use the processes covered by claims set forth in the Patent Application, and to grant sublicenses of the same, with respect to the use of Readers and Tagged Products. Notwithstanding the foregoing, the Spectra Technology to be licensed under this Agreement does not include the Syscop digital watermarking software described .

         FIELD shall have the meaning set forth in Section II.D.

         The SPECTRA TRADEMARKS are POLYSTAR(TM)and POCKET EYE(TM).


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.


                                       1

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         LICENSED PATENTS shall mean [***], and patents issued with respect to
[***](and with respect to divisionals, continuations, continuations in part, reissues and reexamination certificates ), all counterpart applications, improvement applications, including foreign counterparts that relate to the foregoing patent or application or that pertain to the SPECTRA TECHNOLOGY or IMPROVEMENTS. LICENSED PATENTS include any third party or other patents that are licensed by Spectra or in which Spectra has any ownership or other interest and that are required to practice, perform, or use the Taggents.

         PERSON shall mean any individual, partnership, limited liability company, corporation, firm, association, unincorporated organization, joint venture, trust, or other entity.

         A READER is a device sold by Spectra that performs one or more of the following functions: [***].

         READER OPERATING SOFTWARE is any software (including without limitation firmware and software embedded in a read-only device such as a ROM device or a PROM device) that, for a given Reader, is necessary for the operation of said Reader in performing one or more of the functions of said Reader. Reader Operating Software does not include software that optionally may be used in connection with the operation of a Reader.

         A TAGGED PRODUCT is a substrate, such as paper, synthetics, or non-woven materials, that includes one or more embedded Taggents. This definition shall include products that include or incorporate such substrate, such as in the form of a label, tag, or security indicia.

         TERRITORY shall have the meaning set forth in Section II.E.

II.      GRANT OF LICENSE

         A.       License Grant

                  Subject to the terms of this Agreement, Spectra hereby grants to Appleton the right and license under the LICENSED PATENTS and SPECTRA TECHNOLGY in the Territory (the "LICENSE GRANT") and solely in the Field (i) to use, sell, display, perform, distribute, and market the Tagged Products and the Taggents (only as part of one or more Tagged Products) to third parties, including directly to customers and


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

indirectly through manufacturing representatives or other agents or distributors, and to manufacture Tagged Products, solely within the Field and in the Territory; (ii) to use the Readers and Reading Operating Software in connection with the foregoing; (iii) to sell, display, distribute, and license the Readers and Reading Operating Software to end-users (in both cases, solely in connection with such end-users' use of the Taggents and Tagged Products sold to them by Appleton pursuant to the license granted hereunder). In consideration of this license grant, Appleton agrees that it shall not, whether during or after the termination of this Agreement for any reason, permit any of its agents or affiliates to, reverse engineer, decompile, or deconstruct any Spectra Technology. Nothing in this Agreement shall grant any right or interest to Appleton to use, market, or distribute any Spectra Technology outside of the Field or outside of the Territory.

         B.       Reservation of Rights

         Spectra reserves the exclusive right to make, have made, use and sell, and to license to any Person and to authorize further sublicenses by such Person rights under the Spectra Technology outside the Field and/or outside the Territory. Spectra reserves all rights arising under the Patent Application to
(a) use processes covered by the Patent Application for applications other than the Taggents, the Tagged Products, and/or the Readers (and to grant exclusive licenses and sublicenses of the same), and (b) use processes covered by the Patent Application for the purpose of developing Improvements.

         C.       Improvements

         It is contemplated that Improvements to the Spectra Technology may arise during the term of this Agreement. The parties agree that Spectra shall retain all right, title, interest, and patent rights with respect to Improvements made by it. The parties agree that Appleton shall own all right, title, interest and patent rights with respect to Improvements made solely by it; provided, however, that nothing in this Section II(C) shall expand the scope of the License Grant beyond that set forth in Section II(A). Spectra and Appleton agree that, prior to any future collaboration resulting in the development of any new Improvement, the parties will reach mutual agreement in writing on the ownership of and license rights to mutually developed Improvements.

         D.       Field

         The scope of the License Grant is limited to the following types of Tagged Products (the "FIELD"):

         (1) Government documents, including without limitation any seal, label, bar code, data glyph, [***], stamp, form, or other document used or issued by any federal, state, county, local, foreign, or other governmental body or quasi-governmental body, but excluding government currency and further excluding passports issued by the United States government. For purposes of this paragraph and the following paragraph, the term [***].


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.


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

Appleton is further licensed to market Readers and Reader Operating Software into these markets in connection with the sale by Appleton of Tagged Products in the Field pursuant to the License Grant.

         (2) Business documents, including without limitation any seal, label, bar code, data glyph, [***], stamp, form, or other document used or issued by any non-governmental entity in any capacity whatsoever, including business markets, commercial markets, financial markets, and including documents taking the form of insurance, prescription, pharmaceutical, corporate scrip, transportation, shipping, or other documents. Such business documents shall be deemed to include, without limitation, photocopy paper (such as anti-copy paper for use in a paper- or photocopy-based anti-copying system); checks, drafts, negotiable orders of withdrawal, money orders, and the like; and brand authentication tags and labels (including without limitation tags and labels used in the textile markets). Appleton is further licensed to market Readers and Reader Operating Software into these markets solely in connection with the sale by Appleton of Tagged Products in the Field pursuant to the License Grant.

         In connection with any of the foregoing markets, this license to Appleton is limited to the manufacture of Tagged Products incorporating Taggents in any paper substrate (but Appleton may manufacture Tagged Products incorporating Taggents in paper substrates for use in the textile markets and industries, including without limitation authentication and tracking tags, and may market Readers and Reader Operating Software into these markets solely in connection with the sale by Appleton of Tagged Products in the Field pursuant to the license granted hereunder).

         E.       Territories

         The scope of the License Grant shall be [***], [***]; provided however, that except as otherwise provided as exclusive in Paragraph F, the License Grant shall be nonexclusive; and provided further, however, that in the event that Appleton cannot demonstrate sales in [***] within two years of the date of this Agreement, Spectra will have the option to grant an exclusive license to a third party in [***].

         F.       Exclusivity

         Subject to the provisions of this Agreement, the scope of the licenses granted to Appleton in the territories of the United States, Canada, and Mexico (the "NAFTA countries") shall be exclusive to Appleton with respect to the FIELD; provided, however, that Spectra may sell or license Taggents to parties in the NAFTA countries for use by end-users outside the NAFTA countries' and provided further, however, that, on a case by case basis, Spectra shall have the right to sublicense, sell, or manufacture Taggents for use in the Field in the NAFTA countries in the event that Appleton is notified of a proposed application of the Taggents and Appleton fails to license or commercialize the Taggents for use in such application in a commercially reasonable time, in any event solely to the extent required by such application. During the period when said licenses


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

remain exclusive to Appleton pursuant to this Agreement, Spectra shall not market, sell, or offer to sell Taggents (for use within Tagged Products), Readers, or Reader Operating Software within the Field in the United States, Canada or Mexico except in accordance with the terms of this Agreement or in manufacturing or supplying products for Appleton pursuant to Appleton's request.

         Subject to the provisions of this Agreement, the scope of the licenses granted to Appleton in the Territories other than the NAFTA countries ("Non-NAFTA Territory") shall NOT be exclusive to Appleton. Spectra reserves the right to market, sell, or offer to sell Taggents (for use within Tagged Products), Readers, or Reader Operating Software within the Non-NAFTA Territory.

         The exclusivity of the licenses granted to Appleton shall be contingent on the following exclusivity requirements: Appleton shall purchase TAGGENTS and/or READERS from Spectra, and/or grant DEVELOPMENT FUNDS to Spectra, in the following total amounts and in accordance with the following timetable and with the other provisions of this Agreement:

         (1) During the period from the date of this Agreement to a date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***];

         (2) During the period from the date [***] from the date of this Agreement to the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***];

         (3) During the period from the date [***] from the date of this Agreement to the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***];

         (4) During the period from the date [***] to the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***];

         (5) During the period from the date [***] to the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***];

         (6) During the period from the date [***] to the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***];


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.


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

         (7) During the period from the date [***] to the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***];

         (8) During the period from the date [***] to the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of at least [***]; and,

         (9) After the date [***] from the date of this Agreement, DEVELOPMENT FUNDS, TAGGENTS and/or READERS in a combined amount of [***] per [***] period thereafter.

         In any of the foregoing periods, any shortfall in the total dollar amount of DEVELOPMENT FUNDS, TAGGENTS and/or READERS purchased from Spectra may be made up by Appleton via lump sum payment of DEVELOPMENT FUNDS. Said lump sum payment shall be due at the end of the foregoing periods. Within 45 days prior to the end of any one of the foregoing periods in which the foregoing dollar amounts have not been met, Appleton shall provide notice to Spectra as to whether it intends to make a lump sum payment of DEVELOPMENT FUNDS as specified herein.

         Should Appleton fail to meet these minimum amounts during any of the foregoing time periods, the licenses granted hereinabove shall remain in effect, except that beginning on a date one month following any of the foregoing time periods such licenses shall convert to non-exclusive licenses for the remaining term of this Agreement.

         G.       Trademarks

         Spectra grants Appleton a right to use the Spectra Trademarks in describing those components of Appleton's products or services based on or using Spectra Technology and otherwise in connection with the sale of those of Appleton's products or services based upon or incorporating Spectra Technology. Nothing in this Agreement shall preclude Appleton from selling products or services under its own trademarks, whether now existing or developed in the future, unless such products or services contain the Taggents or are otherwise based upon Spectra Technology, in which case Appleton shall be required to make reference to any relevant Spectra Trademarks.

         Should Spectra adopt any new trademark that serves to identify Taggents and/or Readers and/or Reader Operating Software, Spectra agrees upon Appleton's request to license said trademark to Appleton under the terms of this Agreement and without additional consideration; provided, however, that if Spectra adopts a new trademark for a particular product line of Taggents and/or Readers and/or Reader Operating Software not used by Appleton, Spectra shall not be obligated to license said trademark to Appleton.

III. SPECTRA'S AGREEMENT TO PROVIDE TAGGENTS, READERS, AND READER OPERATING SOFTWARE


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.


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     A.   TAGGENTS

     Appleton shall have the right to place one or more purchase orders to Spectra for the Taggents specified in Exhibit A to this Agreement, and Spectra shall be obligated to provide such Taggents to Appleton in fulfillment of said purchase orders, up to the maximum quantities set forth in Exhibit A. Spectra shall use reasonable commercial efforts to fulfill purchase orders for quantities exceeding the maximum quantities set forth in Exhibit A. Appleton agrees to purchase its supply needs of Taggents solely from Spectra.

     (1) The specification sheet attached hereto as Exhibit A may be amended from time to time upon mutual agreement of the parties or for a given order as the parties may specify upon mutual agreement. Nothing in this Agreement shall be construed as precluding Spectra from developing new, improved, or alternative forms of Taggents, nor Appleton from purchasing any such new, improved, or alternative forms of Taggents from Spectra. The price for such new, improved, or alternate forms of Taggents shall be negotiated in good faith by Spectra and Appleton, provided that Spectra shall remain obligated to provide Taggents which conform to the specification sheet attached hereto as Exhibit A, unless Appleton shall agree otherwise in writing.

     (2) Beginning on the date of execution of this Agreement, and continuing for fifteen months thereafter, the price of the Taggents shall be the price as specified in the price list attached as Exhibit B to this Agreement, which shall be deemed the list price for such Taggents for such period. These prices shall apply to the first [***] kg of Taggents purchased by Appleton (regardless of color and cumulative of all colors purchased by Appleton) in the fifteen months following the date of this Agreement. Beginning with the [***] kg of Taggents, and up to and including [***] kg of Taggents, the applicable prices shall be reduced non-cumulatively to [***] of the list price. Beginning with the [***] kg of Taggents purchase, the applicable price shall be reduced non-cumulatively to [***] of the list price.

     (3) On the date [***] months from the date of this Agreement, and on each successive twelve month anniversary following said date, the list price of the Taggents shall be adjusted in accordance with the percentage change in the Consumer Price Index published by the United States Bureau of Labor Statistics, or, if such index is no longer published, then by an index that the parties mutually agree may be substituted for that index. The purchase price for an order placed but not filled prior to the date [***] from the date of this Agreement or during a [***] period following any succeeding [***] thereof shall be the price of Taggents in effect at the time said purchase order is placed. The list prices shall apply to the first [***] of Taggents purchased by Appleton (regardless of color and cumulative of all colors purchased by Appleton) in each twelve month period following the fifteen month anniversary of this Agreement. Beginning with the [***] kg of Taggents, and up to and including [***] kg of Taggents sold in each twelve month period following the [***] anniversary of this Agreement, the list prices shall be reduced non-cumulatively to


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.


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

[***] of the list price. Beginning with the [***] kg of Taggents purchased in each [***] period following the [***] anniversary of this Agreement, the price shall be reduced non-cumulatively to [***] of the list price.

     (4) Appleton shall order a minimum quantity of [***]. of Taggents in each purchase order, and, for each color of Taggents specified in said purchase order, shall purchase a minimum of [***] of each such color.

     (5)  [***]

     B.   READERS

     Appleton shall have the right to place one or more purchase orders to Spectra for the Readers specified in Exhibit C to this Agreement, and Spectra shall be obligated to provide such Readers (with accompanying Reader Operating Software where necessary) to Appleton, up to the maximum quantities set forth on Exhibit C. Appleton agrees to purchase its supply needs of Readers solely from Spectra. Spectra shall use reasonable commercial efforts to fulfill purchase orders for quantities exceeding the maximum quantities set forth on Exhibit C. Upon receipt of such purchase order, Spectra shall manufacture Readers and shall supply said Readers to Appleton, under the following terms:

     (1) The specification sheet attached hereto as Exhibit C may be amended from time to time upon mutual agreement of the parties or for a given order as the parties may specify upon mutual agreement. Nothing in this Agreement shall be construed as precluding Spectra from developing new, improved, or alternative forms of Readers or Reader Operating Software, nor Appleton from purchasing any such new, improved, or alternative forms of Readers or Reader Operating Software from Spectra. The price for such new, improved, or alternate forms of Readers or Reader Operating Software will be negotiated in good faith by Appleton and Spectra, provided that Spectra shall remain obligated to provide Readers and Reader Operating Software which conforms with the specification sheet attached hereto as Exhibit C, unless Appleton shall agree otherwise in writing.

     (2) Beginning on the date of execution of this Agreement, and continuing for [***] thereafter, the price of the Readers shall be no more than [***]. After the first [***] and up to and including [***] Readers, the price of the Readers shall be no more than [***]. These prices shall include any necessary Reader Operating Software.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.


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

     (2)(A) Beginning on the date of execution of this Agreement, and continuing for [***] thereafter, the price of the "Pocket-Eye" Readers shall be [***]. After the first [***]. These prices shall include any necessary "Pocket-Eye" Reader Operating Software. For purposes of this agreement, purchases of "Pocket-Eye" Readers by Appleton shall count toward Appleton's purchase obligations of Readers.

     (3) On the date [***] from the date of this Agreement, and on each successive [***] anniversary following said date, the price of the Readers and "Pocket-Eye" Readers shall be adjusted in accordance with the percentage change in the Consumer Price Index published by the United States Bureau of Labor Statistics, or, if such index is no longer published, then by an index that the parties mutually agree may be substituted therefor. The purchase price for an order placed but not filled prior to the date [***]from the date of this Agreement or during a [***] period following any succeeding [***] anniversary thereof shall be the price of Readers in effect at the time said purchase order is placed.

     (4) There shall be no minimum quantity of Readers or Reader Operating Software in each purchase order.

     (5) All Readers shall be provided by Spectra with any Reader Operating Software. Appleton shall own the medium containing any copy of the Reader Operating Software provided by Spectra, and shall have a license with respect to such Reader Operating Software itself, but shall not own any copyright in said Reader Operating Software. The provision of a Reader to Appleton constitutes a license to use said Reader Operating Software in connection with the use of said Reader and the right for Appleton to grant sublicenses of said Reader Operating Software to customers and end users in accordance with the terms of this Agreement.

     (6) Should Spectra offer Readers or Reader Operating Software to any customer other than Appleton at a different price or upon different terms, Appleton at its option shall have the right to elect to purchase Readers or Reader Operating Software from Spectra at such other price or upon such different terms, and said price or different terms will be deemed a part of this Agreement.

     (7) Appleton may at its option submit a request for the purchase of both Taggents and Readers in the same purchase order.


     C.     Delivery and Business Operation

     (1) The terms of this Agreement govern the purchase of Taggents and Readers (including any necessary Reader Operating Software) from Spectra by Appleton. For the


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

convenience of the parties, either party may place or fill a purchase order using a preprinted or other order form prepared by said party. To the extent anything in such order form is contrary to the terms of this Agreement, the terms of this Agreement shall control.

     (2) Appleton shall initiate a purchase of Taggents or Readers, as the case may be, via a purchase order to Spectra. Appleton may specify any reasonable delivery time in such purchase order, and Spectra agrees to use its reasonable commercial efforts to meet said delivery time. Spectra will not be in breach of any purchase order for Taggents if the delivery time of said Taggents is less than four weeks, unless for a given purchase order Spectra agrees in advance to an earlier delivery commitment.

     (3) Delivery of Taggents and Readers shall be FOB Spectra's Rhode Island facilities, with title and risk of loss there passing to Appleton. The cost of delivery and any insurance are to be borne by Appleton.

     (4) Delivery of Taggents and Readers shall be made within 30 days, unless a shorter or longer time is agreed to by the parties for a given purchase order. Spectra shall render its invoice for each purchase order to Appleton within a reasonable time after delivery, provided, however, that payment for Taggents and/or Readers for a given purchase order shall be due not less than 30 days after delivery. Appleton shall have the right to inspect any purchase order after delivery and within 30 days to reject said delivery if said delivery is nonconforming. In such event, Spectra agrees to use its best efforts to provide a conforming delivery within a reasonable time after notice of rejection of delivery by Appleton. At Spectra's option, Appleton will dispose of the nonconforming Taggents or Readers or will return same to Spectra at Spectra's expense. [***]

     (5) At no additional charge, Spectra will provide technical and customer assistance to Appleton to the extent reasonably necessary to effectuate the purposes of this Agreement. Spectra shall cause employees of Spectra to meet with representatives of Appleton at Appleton's facilities as reasonably requested by Appleton. Reasonable travel, lodging, and meal expenses shall be borne by Appleton, but otherwise the costs and expenses (including without limitation salaries of Spectra employees for such meetings) shall be borne by Spectra.

     (6) Spectra shall ensure that its employees comply with Appleton's written safety requirements (including but not limited to Appleton's drug and alcohol policy) while performing work at Appleton's facilities Appleton agrees to provide Spectra written copies of its safety requirements, including its drug and alcohol policy, and Spectra shall disseminate the same to those of its employees who are assigned to perform work at Appleton's facilities.

     Spectra warrants that its employees, agents, and subcontractors shall not perform any work or service for Appleton while under the influence of alcohol or any controlled


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

     substance. Neither Spectra nor its employees shall misuse lawful drugs or possess, use, distribute, or sell alcoholic beverages or illicit or un-prescribed controlled substances or drugs on Appleton's property.

          If any injury occurs to any person, including death, or if damage occurs to any property, and if it shall have been determined by a court of final adjudication that the same occurred exclusively due to the failure of Spectra to comply with the requirements of this Section or due to the failure of Spectra's employees, agents or representatives to comply with Appleton's safety policies while on Appleton's premises (without a finding of any contributory fault on Appleton's part) then Spectra shall release Appleton of all liability and agrees to indemnify, defend and hold Appleton harmless from all resulting damage, liability and expense (including reasonable attorney fees).

          (7) Throughout the term of this Agreement, Spectra will maintain the following insurance coverages underwritten by insurers and on a form acceptable to Appleton:

               (a) Commercial General Liability insurance providing policy limits of at least $2,000,000 per occurrence for bodily injury and property damage combined.

               (b) Workers Compensation Insurance providing statutory benefits and Employers Liability coverage applicable to all employees of Spectra who perform activities for or provide support for Appleton under this Agreement.

          Immediately upon entering into this Agreement, Spectra will provide Appleton with a certificate of Insurance on an Accord form evidencing the above coverages and a copy of the policy endorsement used to add Appleton to Spectra's Commercial General Liability policy as an additional Insured. Spectra may use a combination of primary and excess insurance to achieve the coverage limits required above.

          D. Appleton's rights upon default in a purchase order or inability or unwillingness to Supply

          (1) The provisions of this subsection apply in the case where Spectra becomes unable or unwilling in response to a purchase order of Appleton to supply Taggents, Readers , or Reader Operating Software for any reason other than Force Majeure, of for reasons of Force Majeure lasting for a period of more than 60 days. If for reasons of Force Majeure Spectra becomes unwilling or unable to supply Taggents, Readers , or Reader Operating Software for a period of 60 days or less, the provisions of
     Section X-I of this Agreement shall govern.

          (2) If Spectra becomes unwilling or unable to supply Taggents, Readers, or Reader Operating Software for any reason other than Force Majeure, or for reasons of Force Majeure for a period of more than 60 days, or if Spectra fails within 60 days to provide conforming delivery of a previously rejected order as specified in Section III-C-(4) above, Appleton, at its option, shall provide to Spectra a written Notice of Default.

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     (3) Upon receipt of said Notice of Default, Spectra shall have 30 days to cure the circumstances which have caused said Notice of Default, and shall provide conforming product to Appleton in accordance with any purchase order placed within the 60 days preceding the Notice of Default.

     (4) If Spectra complies with its obligations, under subsection (3) above, the default will be deemed cured and the Notice of Default will be deemed withdrawn. Nothing in this Agreement shall preclude Appleton from serving a second or subsequent Notices of Default under appropriate circumstances.

     (5) If Spectra fails to comply with its obligations under subsection (3) above, Appleton, at its option, may deem the default to be a Final Default, and may terminate the Agreement immediately with no further obligations except those of confidentiality set forth in Section X and payment of Spectra for goods already received prior to the date of termination.

     (6) The provisions of this Section apply to any default in Spectra's fulfillment of a purchase order, regardless of whether said purchase order is for the purchase of Taggents as described in the specification sheet attached as Exhibit A or for other Taggents as Spectra and Appleton may agree upon in a given purchase order, or, in the case of Readers and Reader Operating Software, regardless of whether said purchase order is for the purchase of Taggents as described in the specification sheet attached hereto as Exhibit C or for other Readers or Reader Operating Software as Spectra and Appleton may agree upon.

     E.   Minimum Purchase

Appleton agrees to purchase a minimum amount of [***] of TAGGENTS and/or READERS within the period from the date of this Agreement to the date [***] from the date of this Agreement. Appleton may make up any shortfall in these amounts via a lump sum payment of DEVELOPMENT FUNDS.

IV.  [***]

     [***]

     [***]


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

V.       NEW INVENTIONS, TRADE SECRETS & PATENTS

         A. Any new invention or discovery made by Spectra that pertains to the use of Taggents, Readers, or Tagged Products, and arises out of, is based on, or is derivative of the Spectra Technology, shall become the property of Spectra. Subject to the provisions of Sections II and III of this Agreement, Spectra shall have the sole right and discretion to seek patent protection for such invention or discovery, or, where appropriate, to seek to maintain such invention or discovery as a trade secret. Any costs in respect of procurement of patents shall be borne exclusively by Spectra. Spectra shall have the right to consult with third parties, to make inventions with such third parties, and to seek patent protection with such third parties under such terms as Spectra may negotiate with such third parties, provided, however, that Spectra shall not enter into any agreement with any third party that is in derogation of Spectra's obligations under this Agreement.

         The parties agree to execute and to have executed all documentation, including without limitation declarations and assignments, as may reasonably be necessary to effectuate the preparation and issuance of patent application and patents and to transfer ownership interests in said patents.

         B.   DEVELOPMENT FUNDS

         It is contemplated by Appleton and Spectra that Spectra will make reasonable use of any monies provided to Spectra as Development Funds for the development of new Taggents, Readers, and/or Reader Operating Software. Within nine months after receipt of any such Development Funds, Spectra shall provide Appleton with a schedule that details how such Development Funds have been expended, or, for any Development Funds not yet expended, how and when such Development Funds are planned to be expended. Any payment of Development Funds is intended to be expended by Spectra within five years after said payment.

VI.      THIRD PARTY INFRINGEMENT AND CLAIMS OF INFRINGEMENT

         A.   Third Party Infringement

         Should Appleton and/or Spectra learn of any infringement by any third party of any patent or other intellectual property right forming any part of or underlying the Spectra Technology, each party agrees to notify the other party promptly. Spectra shall have the option to file a claim against such third party, and Appleton agrees to provide all reasonable assistance in the pursuit of such claim, including joining as co-plaintiff if required. Appleton further shall have the option to join as co-plaintiff if permitted by the court. In either case, the costs for conducting the prosecution of such claim shall be borne by Spectra, except that Appleton shall bear the cost of providing its own attorneys, and Spectra shall have control over such claim, except that Spectra may not settle any such claim in derogation of any rights of Appleton (including Appleton's standing as exclusive licensee under the Spectra Technology within the Field in the Territory) without Appleton's consent. Any recovery in said claim (whether by judgment or settlement) shall be retained by Spectra if Appleton has not joined or been compelled to join as co-plaintiff, in which case the parties shall split such recovery equally after payment by each respective party of its legal fees. Attorneys' fees and other costs to a party of prosecuting said claim shall be borne by that party, and shall not be the basis for such party's increasing its share of the recovery at the expense of the share of the other party, unless the court shall have ordered the defendant to pay such party's attorneys' fees and costs.

         If Spectra declines to pursue a claim of infringement, Appleton may, at its opinion, pursue such claim of infringement. In such event Spectra agrees to provide all reasonable assistance to Appleton, including joining as co-plaintiff where required. In either case, the costs of conducting the claim shall be borne by Appleton, except that Spectra shall bear the cost of providing its own attorneys, and Appleton shall have control over such claim. Any recovery in said claim (whether by judgment or settlement) shall be retained by Appleton if Spectra has not joined or been compelled to join as co-plaintiff, in which case the parties shall split such recovery equally after payment by each respective party of its legal fees. Attorneys' fees and other costs to a party of prosecuting said claim shall be borne by that party, and shall not be the basis for such party's increasing its share of the recovery at the expense of the share of the other party, unless the court shall have ordered the defendant to pay such party's attorneys' fees and costs.

         B.   Third Party Claims of Infringement

         As an inducement to Appleton to enter into this Agreement, Spectra has warranted elsewhere in this Agreement that, to Spectra's knowledge, no infringement of any third party rights in connection with Taggents or Readers, or to Reader Operating Software currently exists. In the event that Appleton or Spectra are charged with infringement of any third party rights whether of patents, trade secrets or other rights, then Spectra shall bear the costs of defense with counsel of its choice, which counsel shall be reasonably acceptable to Appleton. Appleton shall reasonably cooperate with Spectra and have the right to participate, at Appleton's expense, in the defense of such claim. Spectra shall not settle or compromise any such claim in derogation of any of Appleton's rights under this Agreement (including without limitation Appleton's status as exclusive licensee under the Spectra Technology within the Field in the Territory) without Appleton's prior consent.

VII.

TERMINATION OF EXCLUSIVITY AND EXCLUSIVITY REQUIREMENTS

         A.   Termination of Exclusivity

The exclusivity of the licenses under the LICENSED PATENTS and SPECTRA TECHNOLGY granted to Appleton pursuant to this Agreement will terminate upon the first to occur of the following

              (1) In the case where there has been no Final Default by Spectra, Appleton's failure to meet the exclusivity requirements specified in Section II of this Agreement; or

              (2)     Upon the last to expire of the domestic LICENSED PATENTS.

In either such case, Appleton will continue to have a non-exclusive license within the FIELD in the TERRITORY under the LICENSED PATENTS and SPECTRA TECHNOLOGY.

         B.   Termination of Exclusivity Requirements

In the event of a Final Default by Spectra, Appleton will remain as exclusive licensee within the FIELD in the TERRITORY under the LICENSED PATENTS and SPECTRA TECHNOLOGY without further requirement for expenditure of DEVELOPMENT FUNDS or payment of TAGGENTS, READERS or READER OPERATING SOFTWARE. In such event of Final Default by Spectra, Appleton shall remain as exclusive licensee for a period of ten years following the date of the Final Default, at which time the licenses under the LICENSED PATENTS and SPECTRA TECHNOLOGY shall convert to non-exclusive licenses.

         C. For the purpose of this Agreement, the term "Final Default" shall mean a material and unremedied default of a material provision of this Agreement, which default remains unremedied after written notice specifying such default and expressly indicating Appleton's intention to seek recourse under this Section VII, and which remains unremedied 30 days after such notice.

VIII.    WARRANTIES

         A.   Appleton's Warranties

         Appleton warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as it is now being conducted, to own or otherwise possess or use the properties and assets that it purports to own or otherwise possess or use, and to perform all its obligations under the contracts to which it is a party or by which it is bound.

         B.   Spectra's Warranties

         Spectra warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as it is now being conducted, to own or otherwise possess or use the properties and assets that it purports to own or otherwise possess or use, and to perform all its obligations under the contracts to which it is a party or by which it is bound.

         Spectra warrants that it is owner or licensee of the Spectra Technology and that it has the right to license the same to Appleton under the Spectra Technology. Without limiting the generality of the foregoing, Spectra warrants that it has the right to sell Readers to Appleton, and to sell Reader Operating Software to Appleton.

         Spectra warrants that it is the sole owner of the Spectra Trademarks and that it has the right to license the same to Appleton under the Spectra Trademarks.

         Spectra warrants that it is unaware of any third party rights, whether grounded in patent, trade secret, copyright, or other grounds, that would impede Appleton or Spectra from the development, sale, or marketing of Taggents, Tagged Products, or Readers in any of the territories or markets specified herein. Spectra further warrants that it is not the subject of any claim for infringement, nor is it aware of any threatened claim for infringement, of any such third party right in any forum. Spectra further warrants that there is no pending proceeding that has been commenced by or against Spectra or that otherwise relates to or may affect the business of, or any of the assets owned or used by, Spectra; or that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, this Agreement. To the knowledge of the Spectra, no such proceeding has been threatened, and no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such proceeding.

         Spectra further represents and warrants that all services provided to Appleton hereunder shall be performed in a good workmanlike manner, meeting or exceeding standards in the industry. Spectra further warrants with respect to any Reader or Reader Operating Software that such products are merchantable and fit for the purpose for which they are being sold. This warranty is valid for the one-year period following Appleton's delivery of such Reader or Reader Operating Software to any customer. If Appleton receives a notice from one of its customers of any significant malfunction of said Reader or Reader Operating Software which is not due to the customer's misuse of the same, Spectra agrees to repair or replace said Reader or Reader Operating Software, at Spectra's sole option.

         C.   Mutual Warranties

         Each of the signatories to this License Agreement warrants, covenants and agrees that he or she is authorized and has the power to enter into and execute this Agreement on behalf of the party he or she represents.

         D.   Limitation of Liability

         SPECTRA MAKES NO WARRANTIES, EXPRESS OR IMPLIED, BEYOND THOSE SET FORTH IN THIS SECTION VIII. APPLETON'S DAMAGES PURSUANT TO ANY CLAIM HEREUNDER SHALL BE LIMITED TO THE LESSER OF APPLETON'S ACTUAL PROVED DAMAGES OR THE AGGREGATE AMOUNT ACTUALLY PAID BY APPLETON TO SPECTRA PRIOR TO THE DATE OF THE INITIAL NOTICE OF CLAIM. IN NO EVENT SHALL SPECTRA BE LIABLE TO APPLETON FOR ANY SPECIAL, CONSEQUENTIAL, OR INDIRECT DAMAGES.

IX.      PROOF OF CONCEPT

         Appleton and Spectra acknowledge that an independent certification as to the proof of concept of the Spectra Technology may be of mutual benefit to the parties. Within 90 days after the date of this Agreement, Spectra and Appleton will mutually develop parameters for the proof of concept and will agree on the choice of a third party to certify the proof of concept. Spectra shall be responsible for working with said third party to provide said proof of concept and shall bear all of the expenses relating thereto, except that any fee of said third party shall be paid in equal shares by Appleton and Spectra. Appleton agrees to provide samples of paper incorporating Taggents in reasonable quantities for the purpose of providing said proof of concept at Appleton's expense.

X.       MISCELLANEOUS PROVISIONS

         A.   Severability

         Should any part of provision of this License Agreement be unenforceable or otherwise in conflict with or in violation of the law of any jurisdiction, the remainder of this Agreement shall remain binding in that particular jurisdiction upon the parties.

         B.   Modification and Waiver

         No modification, amendment, deletion, addition, or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set further herein or in a writing signed by an authorized representative of the party to be bound thereby. The waiver by either party hereto of any right hereunder, shall not be deemed a waiver of any other right hereunder or of any breach of failure by said other party, whether of a similar nature or otherwise.

         C.   Successors and Assigns; Nonassignability

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. No other party is intended to or shall have any right or interest under this Agreement except as expressly provided in this Agreement.

         Neither party to this Agreement shall assign its rights under this Agreement, except to a successor in interest of all or substantially all of the business operations of said party relating to products covered by the Spectra Technology. Neither party shall delegate its duties under this Agreement without the consent of the other party.

         D.   Headings

         The article and section headings herein are for convenience only and shall not limit in any way the scope of any provision of this Agreement.

         E.   Entire Agreement

         This Agreement sets forth the entire agreement and understanding between the parties as to the Agreement, and merges all prior discussions between them and neither of the parties shall be bound by any conditions, definitions, warranties, or representations with respect to the subject matter of this Agreement, except to matters expressly provided herein or duly set forth subsequent to the date hereof in writing and signed by a proper and duly authorized representative of the party to be bound thereby. Without limiting the generality of the foregoing, no patent rights or licenses other than those provided herein shall be implied by this Agreement.

         F.   Counterparts

         Duplicate copies of this Agreement will be executed, and each such copy will be deemed an original hereof.

         G.   Non-Agency

         The parties are independent contractors. Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers or principal and agent and no party shall have the power to obligate or bind another party in any manner whatsoever. Neither party will represent their relationship with the other parties to be anything other than that of independent contractor.

         H.   Applicable Law

         This Agreement shall be governed by the law of Delaware, without regard to principles of conflict of laws.

         I.   Force Majeure

         If either party is unable to carry out any of its obligations under this Agreement because of Force Majeure, this Agreement shall remain in effect but except as otherwise provided, both Parties' obligations shall be suspended without liability for a period equal to the period of the continuing Force Majeure, provided that:

         (1) the non-performing Party gives the Other Party prompt notice describing the Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

         (2) the suspension of obligations is of no greater scope and of no longer duration than is required by the Force Majeure;

         (3) no obligations of either party that accrued before the Force Majeure are excused as a result of the Force Majeure; and

         (4) the non-performing party uses all reasonable efforts to remedy its inability to perform as quickly as possible.

Nothing in this clause shall be construed to require either party to settle a strike, lockout or other industrial disturbance by acceding against its judgment to demands made to it.

For the purpose of this Agreement, the term FORCE MAJEURE shall mean failure or breach of this Agreement by a party where such failure or delay arises from any cause beyond the reasonable control of the party, including, but not limited to, strikes, lockouts, or industrial action of third parties, acts of god, insurrection, or civil commotion, or any other cause which such party could not reasonably be expected to have foreseen and avoided such cause.

         J.   Notices

         All notices required to be provided to Appleton shall be in writing and shall be effective upon delivery of such notice to Appleton at the following address:

Appleton Papers Inc.
Office of General Counsel
P.O. Box 359
1400 N. Rankin Street
Appleton, Wisconsin 54912

         All notices required to be provided to Spectra shall be in writing and shall be effective upon delivery of such notice to Spectra at the following address:

Spectra Systems Corporation
321 South Main Street
Suite 102
Providence, Rhode Island 02903

With a required copy to:

Kirkpatrick & Lockhart LLP
75 State Street
Boston, MA 02109
Attn: Jeffrey P. Donohue

         Either party may provide a substitute address at any time during the term of this Agreement.

         K.   Confidentiality

         Appleton and Spectra shall keep the existence and terms of this Agreement, the existence and number of sales of Taggents under this agreement, and any information received from the other party (whether via oral, visual, written, or other form of disclosure) concerning technology and business plans confidential, except that either party may notify its customers and potential customers through advertising or otherwise that Appleton has licensed Spectra Technology relating to the Taggents from Spectra. Each party agrees to use any information received from the other party solely for the purposes of effectuating the goals of this Agreement. Access to any such information shall be limited to these employees of the respective party who have a need to know and who are involved with effectuating the goals of this Agreement. Nothing in this Agreement shall preclude Appleton or Spectra from disclosing any information required to be kept confidential in response to a subpoena or other order to compel issued by an authority of competent jurisdiction, or if otherwise required by law. In the event that either party receives such subpoena or order to compel, the party receiving same shall notify the other party in time for the other party to attempt to seek an order of protection. In any case any party who is compelled to disclose any information required to be kept confidential under this Agreement shall strive to keep such information as confidential as reasonably possible, and where applicable shall designate such information as CONFIDENTIAL or the like under the terms of an appropriate protective order.

         Information that is required to be kept confidential shall not be deemed to be confidential and the above provisions shall not apply if:

         (1) The information was generally available to the public at the time of disclosure;

         (2) The information hereafter becomes generally available to the public through no fault of either party, or in the case of confidential information disclosed by one party to the other party, through no fault of the party receiving the information.

         (3) The parties agree in writing that the information can be disclosed to a third party;

         (4) In the case of confidential information disclosed by one party to another, the information was in the possession of the party receiving the information, as evidenced by its written records, prior to the disclosure by the other party, through no fault or impropriety of the receiving party; or

         (5) In the case of confidential information disclosed by one party to another, the information was received by a party from a source other than the other party without restriction, through no fault or impropriety of the receiving party.

         Except as expressly provided herein, nothing in this Agreement shall be construed to prevent a party from disclosing its own technical information, business plans, or other information.

         L.   Time

         Time shall be of the essence in this Agreement. Days, weeks, and months shall be measured per the calendar.

         M.   No Third Party Rights

         Except as expressly provided herein, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

         N.   Drafting Party

         The provisions of this Agreement, and the exhibits referred to in this Agreement, have been prepared, reviewed, negotiated and revised by both parties and their respective attorneys, and no implication will be drawn, and no provision will be construed against any party, by virtue of the purposed identity of the draft of any portion of this Agreement.

         O.   Commencement and Termination

         This Agreement shall commence on the date that both parties have signed the Agreement or duplicate copies thereof (which shall be the effective date of this Agreement).

         Spectra may terminate this Agreement upon (i) non-payment by Appleton of its monetary obligations hereunder for a period exceeding two calendar quarters, (ii) upon a material breach by Appleton of a term of this Agreement which can be reasonably foreseen to cause damage to Spectra or its business; or
(iii) as set forth in Section III.E.

         Either Appleton or Spectra may terminate this Agreement upon written notice to the other party, in which event this Agreement shall be deemed terminated 90 days following said written notice.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by a duly authorized officer, all as of the dates indicated below.

ACCEPTED AND AGREED TO BY:

SPECTRA SYSTEMS CORPORATION                    APPLETON PAPERS INC.
321 S. Main Street

                                               825 E. Wisconsin Ave.
Providence, RI 02903                           Appleton, WI 54912


By: /s/ Nabil M. Lawandy                       By: /s/ [Illegible]
   ------------------------------                 --------------------------
Date Signed:_____________________              Date Signed:_________________

                                    EXHIBIT A
                           Product Specifications for
                                Spectra PolyStar
                            UV Fluorescent Particles

[***]

PolyStar colors include [***].

       [***]

              [***]

              [***]

       [***].

       Available PolyStar size ranges for [***]:

              [***]

       Available PolyStar size ranges for [***]:
              [***]

       [***]

       [***]


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Spectra PolyStar Specifications, page 2

         A Specification Certificate is attached, specifying the minimum guaranteed quality per applicable line item for each color of interest. [***]

         Packaging: PolyStar is shipped in sealed 5 gallon plastic pails containing 10 Kg each.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT B                           --TO BE DISCUSSED-- DRAFT

                                PolyStar Pricing

              Particle
   Color       Style        * [***]      [***]      [***]       [***]      [***]      [***]
   -----       -----        -------      -----      ------      ------     ------     -------

   [***]       [***]         [***]       [***]      [***]       [***]      [***]      [***]


* less than


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                    EXHIBIT C

                          PolyStar Reader Specification
          (These specifications are preliminary and subject to change)

Communications and IO:

[***]:                        [***]
CCD:                          [***]
Resolution                    [***]
Illumination:                 [***]
Durability:                   [***]

Power

AC:                           [***]

Software Specifications

                              [***]

USB                           [***].


Mechanical Specifications

Dimensions

Width:                        [***]
Length:                       [***]
Depth:                        [***]

Enclosure:                    [***]
Weight:                       [***]

Environmental Specifications

Operating Temperature:        [***]
Storage Temperature:          [***]
Humidity:                     [***]


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.